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KYZEN CORPORATION
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PART III (Continued)

(i)               Exhibit 23.1      Consent of Independent Accountants

                  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-13095) of Kyzen Corporation of our report dated February 7, 2000 relating to the financial statements, which appear in this Form 10-KSB.


                  PricewaterhouseCoopers LLP
                  Nashville, TN
                  March 27, 2000


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